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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: January 29, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                    74-1611874
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

   15835 Park Ten Place Drive                             77084
         Houston, Texas                                (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
================================================================================

ITEM 7. EXHIBITS


EXHIBIT 99.1    PRESS RELEASE DATED JANUARY 29, 2004

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER ENDED DECEMBER 31, 2003

EXHIBIT 99.4 CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 2003 AND SEPTEMBER 30, 2003

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT JANUARY 29, 2004



ITEM 9.    REGULATION FD DISCLOSURE


     On January 29, 2004, the Company announced its earnings for the Fiscal Year 2004 First Quarter ended December 31, 2003. A copy of the press release summarizing these earnings is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

     The ATWOOD EAGLE is being mobilized to Australia, with estimated arrival around February 15, 2004. The rig should commence its drilling program in Australia around March 1, 2004.

     The ATWOOD FALCON has commenced its drilling program in Japan for Japan Energy Development Co. This drilling program is expected to take approximately 100 to 120 days to complete.

     Additional information with respect to the Company's Consolidated Statements of Operations for the three months ended December 31, 2003 and 2002, an analysis of Contract Revenues and Drilling Costs for the quarter ended December 31, 2003, Consolidated Balance Sheets at December 31, 2003 and September 30, 2003 and Contract Status Summary at January 29, 2004 are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, which are being furnished in accordance with rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ATWOOD OCEANICS, INC.
                                                    (Registrant)



                                                    /s/ James M. Holland
                                                    James M. Holland
                                                    Senior Vice President

                                                    DATE:    January 29, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
-----------               -----------

99.1     Press Release dated January 29, 2004

99.2     Consolidated Statements of Operations for the Three
         Months ended December 31, 2003 and 2002

99.3 Analysis of Contract Revenues and Drilling Costs for the quarter ended December 31, 2003

99.4     Consolidated Balance Sheets at December 31, 2003 and
         September 30, 2003

99.5     Contract Status Summary at January 29, 2004

                                  EXHIBIT 99.1
Houston, Texas
29 January 2004

FOR IMMEDIATE RELEASE

         Atwood Oceanics, Inc., Houston-based international drilling contractor, announced today it incurred a net loss of $(1,904,000) or $(.14) per diluted share, on contract revenues of $35,325,000 for the quarter ended December 31, 2003, compared to net income of $950,000 or $.07 per diluted share on contract revenues of $29,841,000 for the quarter ended December 31, 2002.


                                        FOR THE THREE MONTHS ENDED DECEMBER 31,
                                            2003                    2002
                                        -----------            ------------

Contract Revenues                       $35,325,000            $29,841,000
                                        ===========            ===========
Income (Loss) before Income Taxes           (64,000)             2,374,000
Provision for Income Taxes               (1,840,000)            (1,424,000)
                                        ------------           -----------
Net Income (Loss)                        (1,904,000)               950,000
                                        ===========            ===========
Earnings (Loss) per Common Share -
      Basic                                    (.14)                   .07
      Diluted                                  (.14)                   .07

Weighted Average Shares
   Outstanding -
      Basic                              13,852,000             13,845,000
      Diluted                            13,852,000             13,912,000



                                                   Contact:  Jim Holland
                                                          (281) 749-7804

                                  EXHIBIT 99.2


                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)



                                                        Three Months Ended
                                                           December 31,
                                               ---------------------------------
                                                  2003                   2002
                                               -----------           -----------
                                                           (Unaudited)
REVENUES:
         Contract drilling                      $35,325                $29,841
                                                -------                -------

COSTS AND EXPENSES:
         Contract drilling                        22,533                19,345
         Depreciation                              7,842                 5,392
         General and administrative                2,688                 2,680
                                                ---------              -------
                                                  33,063                27,417
                                                --------               -------
OPERATING INCOME                                   2,262                 2,424
                                                ---------              -------

OTHER INCOME (EXPENSE)
         Interest expense                         (2,334)                 (113)
         Interest income                               8                    63
                                                --------               -------
                                                  (2,326)                 ( 50)
                                                --------               -------
INCOME (LOSS)  BEFORE INCOME TAXES                   (64)                2,374
PROVISION FOR INCOME TAXES                         1,840                 1,424
                                                ---------              -------
NET INCOME (LOSS)                                $(1,904)              $   950
                                                ========               =======

EARNINGS (LOSS) PER COMMON SHARE:
              Basic                               $ (.14)                $ .07
              Diluted                               (.14)                  .07
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                                 13,852                13,845
            Diluted                               13,852                13,912

                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                     FOR THE QUARTER ENDED DECEMBER 31, 2003
                                   (Unaudited)



                           CONTRACT              CONTRACT
                           DRILLING               DRILLING
                           REVENUES                COSTS
                         ---------------    ----------------
                                      (In Millions)

ATWOOD FALCON                 $ 6.0                 $ 2.4
VICKSBURG                       5.8                   2.2
SEAHAWK                         5.2                   2.1
ATWOOD EAGLE                    4.7                   3.8
ATWOOD BEACON                   4.3                   2.2
ATWOOD SOUTHERN CROSS           3.9                   4.4
ATWOOD HUNTER                   2.7                   2.9
RICHMOND                        2.2                   1.9
OTHER                           0.5                   0.6
                              -----                 -----
                              $35.3                 $22.5
                              =====                 =====


                                             EXHIBIT 99.4

                                 ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                                               (In thousands)

                                                               DEC. 31, 2003            SEP. 30, 2003

                                                                             (Unaudited)

ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                         $19,253                 $21,551
    Accounts receivable                                                20,779                  30,864
    Income tax receivable                                               3,278                   3,278
    Inventories of materials and supplies
     at lower of average cost or market                                12,076                  12,583
    Deferred tax assets                                                   550                     550
    Prepaid expenses and other                                          6,410                   7,186
                                                                    ---------                --------

      Total Current Assets                                             62,346                  76,012
                                                                    ---------                --------

PROPERTY AND EQUIPMENT:
     Drilling vessels, equipment and drill pipe                       629,796                 629,167
     Other                                                              9,079                   9,072
                                                                    ---------                --------
                                                                      638,875                 638,239

     Less-accumulated depreciation                                    202,974                 195,137
                                                                    ---------                --------

      Net Property and Equipment                                      435,901                 443,102
                                                                    ---------                --------

DEFERRED COSTS AND OTHER ASSETS                                         3,761                   3,560
                                                                    ---------                --------

                                                                     $502,008                $522,674
                                                                    =========                ========

LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                                $27,000                 $24,000
   Accounts payable                                                     3,747                  10,403
   Accrued liabilities                                                  8,530                   8,851
   Deferred Credits                                                     1,500                   6,695
                                                                   ----------                --------

       Total Current Liabilities                                       40,777                  49,949
                                                                   ----------                --------

LONG-TERM NOTES PAYABLE,
   net of current maturities:                                         172,000                 181,000
                                                                   ----------                --------
                                                                      172,000                 181,000
                                                                   ----------                --------

OTHER LONG TERM LIABILITIES
     Deferred income taxes                                             20,618                  21,218
     Deferred credits and other                                         7,041                   7,040
                                                                   ----------                --------
                                                                       27,659                  28,258
                                                                   ----------                --------

SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding                     0                       0
    Common stock, $1 par value, 20,000,000 shares
          authorized with 13,852,000 issued and outstanding            13,852                  13,851
    Paid-in capital                                                    57,412                  57,404
    Retained earnings                                                 190,308                 192,212
                                                                   ----------                --------

        Total Shareholders' Equity                                    261,572                 263,467
                                                                   ----------                --------

                                                                     $502,008                $522,674
                                                                   ==========               =========




                                                       EXHIBIT 99.5
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                   AT JANUARY 29, 2004

NAME OF RIG             LOCATION             CUSTOMER                   CONTRACT STATUS
-----------------       --------             ---------------            ---------------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   In January 2004, the rig commenced its two-well
                                             CO. LTD. ("JED")           drilling program for JED.  The drilling program is
                                                                        estimated to take approximately 100 to 120 days to
                                                                        complete.  Immediately upon completing the JED
                                                                        contract, the rig will be moved to China to drill one
                                                                        well for Husky Oil China Ltd.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003 the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            MOBILIZING TO      BHP BILLITON PETROLEUM     The rig is currently being mobilized to Australia,
                          AUSTRALIA          PTY. LTD. ("BHP") AND      with anticipated arrival around February 15, 2004.
                                             APACHE ENERGY  LIMITED     The Company has commitments from BHP and Apache to
                                             ("APACHE")                 drill three firm wells plus options to drill an
                                                                        additional four wells.  Drilling of the three firm
                                                                        wells (expected to commence around March 1, 2004) is
                                                                        expected to take three to four months to complete.
                                                                        Drilling contracts with BHP and Apache should be
                                                                        formalized in early February 2004.


SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   The rig's current contract terminates in December
                                             PRODUCTION MALAYSIA        2004, with an option for the operator to extend.
                                             INC.  ("EMEPMI")           EMEPMI has the right to terminate the contract after
                                                                        the completion of the first six months of the
                                                                        extension period (which commences in December 2003)
                                                                        with 120 days written notice.


ATWOOD SOUTHERN CROSS     INDIA                                         The rig is currently idle in India while waiting for
                                                                        its next contract opportunity.  Contract opportunities
                                                                        for additional work are being pursued in India,
                                                                        Malaysia and other areas of Southeast Asia.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK, once an acceptable contract opportunity is
                                                                        secured.  The rig is currently coldstacked.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year drilling
                                            PRODUCTION MALAYSIA INC.    program (with an option by EMEPMI for one additional
                                            ("EMEPMI")                  year), with EMEPMI having the right to terminate the
                                                                        drilling program after one year.  The estimated
                                                                        completion date of the current platform is around May
                                                                        1, 2004.


ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      In early August 2003, the rig commenced working under
                                            BHD. ("PETRONAS")           a contract with Murphy Sarawak Oil Company, Ltd.
                                                                        ("Murphy")  which provided for the drilling of three
                                                                        firm wells plus options to drill five additional wells
                                                                        off the coast of Malaysia.  Murphy exercised its
                                                                        option to extend the contract for the additional five
                                                                        wells and then assigned four of the option wells to
                                                                        Petronas.  Petronas has awarded the rig four more firm
                                                                        wells for a current total of eight wells to be
                                                                        drilled. Petronas is presently drilling its second
                                                                        well.  Drilling of the eight wells is expected to take
                                                                        until June/July 2004.  Contract opportunities for
                                                                        additional work following completion of the Petronas
                                                                        contract are being pursued in Malaysia as well as
                                                                        other areas outside of Malaysia.

SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      UNION OIL COMPANY OF       In September 2003, the rig commenced a two-well plus
                          GULF OF MEXICO     CALIFORNIA ("UNOCAL")      one option well contract for UNOCAL.  UNOCAL has
                                                                        exercised the option well and in addition, has awarded
                                                                        the rig two more firm wells providing for a total of
                                                                        five wells to be drilled under the contract.  The
                                                                        drilling of the five wells is expected to take until
                                                                        around March/April 2004.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.


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